Regulatory Restrictions	12 Months Ended
Dec. 31, 2015
Regulatory Restrictions

16. REGULATORY RESTRICTIONS

The Company is subject to the regulatory requirements of the Federal Reserve System as a bank holding company. The bank is subject to regulations of the Federal Deposit Insurance Corporation (“FDIC”) and the State of Ohio, Division of Financial Institutions.

Since the establishment in the fourth quarter of 2009 of Middlefield Banc Corp.’s nonbank-asset resolution subsidiary, EMORECO, Inc., the Bank has sold $5.8 million of nonperforming assets to this subsidiary.

Cash Requirements

The Cleveland district Federal Reserve Bank requires the Company to maintain certain average reserve balances. As of December 31, 2015 and 2014, the Bank had required reserves of $6.9 million and $6.8 million comprising vault cash and a depository amount held with the Federal Reserve Bank.

Loans

Federal law prevents the Company from borrowing from the Bank unless the loans are secured by specific obligations. Further, such secured loans are limited in amount of 10 percent of the Bank’s common stock and capital surplus.

Dividends

MBC is subject to dividend restrictions that generally limit the amount of dividends that can be paid by an Ohio state-chartered bank. Under the Ohio Banking Code, cash dividends may not exceed net profits as defined for that year combined with retained net profits for the two preceding years less any required transfers to surplus. Under this formula the amount available for payment of dividends for 2015 approximates $8.5 million plus 2016 profits retained up to the date of the dividend declaration. As a condition to the ODFI’s approval of the merger of Emerald Bank into MBC, until the third anniversary of the merger, that is until January 20, 2017, MBC will have to obtain the ODFI’s advance approval for dividend payments to the Company.